Supplement to Prospectus dated May 1, 2002
                                                                 ATC Funds, Inc.
                                                              File No. 811-08617


                            Supplement to Prospectus
                                       for
                              The ATC Aquarion Fund
                            (formerly The Water Fund)
                              The ATC Atheneum Fund
                          (formerly The Education Fund)

                                October 23, 2002

As of October 24, 2002, The ATC Aquarion Fund (formerly, the Water Fund) and The ATC Atheneum Fund (formerly, the Education Fund), each a separate investment portfolio of ATC Funds, Inc., will be closed to new investors. The ATC Aquarion Fund and The ATC Atheneum Fund (the "Funds") will continue to process redemption orders and shareholders may submit redemption orders by mail, by wire or by telephone in the manner set forth in the Prospectus; please call the Funds' Transfer Agent at 1-866-375-7008 if you require further information about redemption procedures.

Avalon Trust Company ("Manager"), which has served as the investment adviser for each of the Funds since their inception, has determined to recommend that the Funds be liquidated. This recommendation is expected to be considered by the Board of Directors of the ATC Funds, Inc. prior to November 1, 2002, and by the shareholders of the Funds in accordance with applicable law as soon as practicable thereafter. The recommendation is based upon the Manager's belief that the proposed liquidation will be in the best interests of the shareholders given the inefficiencies and high costs of managing the Funds' small asset base, particularly in light of the current economic and regulatory climate, as well as the difficulties encountered in expanding the Funds' shareholder base.

If the Manager's recommendation is approved by the Board and the Funds' shareholders, it is anticipated that the Funds will continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and will make all required distributions so that it will not be taxed on net gain, if any, realized from the sale of its assets.

Shareholders who do not redeem their shares prior to the anticipated liquidation will, upon liquidation, receive a liquidating distribution in cancellation and redemption of their shares. Receipients of the liquidating distribution will be treated as having sold those shares for the amount of such distribution and, accordingly, may recognize a gain or loss for tax purposes. If your shares are held in an IRA account, such a distribution may have adverse tax consequences unless it reinvested by the custodian of your IRA account or rolled over into another IRA account within 60 days of receipt. SHAREHOLDERS WHO HOLD THEIR SHARES IN IRA ACCOUNTS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISERS.